Exhibit 99.1

FOR IMMEDIATE RELEASE

AMERICAN STRATEGIC INVESTMENT CO. UPDATES DATE

FOR THIRD QUARTER 2025 RESULTS

NEW YORK – November 10, 2025 - American Strategic Investment Co. (NYSE: NYC) (“ASIC” or the “Company”) announced today it has rescheduled the date of its previously announced earnings release and call. The Company will release its financial results for the third quarter ended September 30, 2025, on Friday, November 14, 2025 pre market open on the New York Stock Exchange.

The Company will also host a webcast and conference call the same day at 11:00 a.m. ET to review results and provide commentary on business performance.

The change of date for the release of third quarter 2025 financial results and the webcast to discuss the results are being made to permit the Company’s recently appointed auditor sufficient time to review the filings while adhering to the statutory filing guidelines.

Dial-in instructions for the conference call and the replay are outlined below. This conference call will also be broadcast live over the internet and can be accessed by all interested parties through the Company’s website, http://www.americanstrategicinvestment.com, in the “Investor Relations” section. To listen to the live call, please go to the “Investor Relations” section of the Company’s website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the Company’s website.

Conference Call Details

Live Call

Toll-Free Dial-In Number: 1 (877) 269-7751

Toll Dial-In Number: 1 (201) 389-0908

Conference Replay*

Toll Free Dial in Number: 1 (844) 512-2921

Toll Dial in Number: 1 (412) 317-6671

Conference ID: 13754948

*Available from November 14, 2025, through December 29, 2025.

About the Company

American Strategic Investment Co. (NYSE: NYC) owns a portfolio of commercial real estate located within the five boroughs of New York City. Additional information about ASIC can be found on its website at www.americanstrategicinvestment.com.

Forward-Looking Statements

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether the Company will be able to successfully acquire new assets or businesses, (c) the potential adverse effects of the geopolitical instability due to the ongoing military conflicts between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, (d) inflationary conditions and higher interest rate environment, (e) economic uncertainties about the ultimate impact of tariffs imposed by, or imposed on, the United States and its trading relationships, (f) that any potential future acquisition or disposition is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all, and (g) that we may not be able to regain compliance with New York Stock Exchange’s (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company’s common stock, which could negatively affect the Company, the price of the Company’s common stock and shareholders’ ability to sell the Company’s common stock, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 19, 2025 with the United States Securities and Exchange Commission (“SEC”) and all other filings with the SEC after that date, including but not limited to the subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent report. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Contacts:

Investor Relations

info@ar-global.com

(866) 902-0063